                                                                   EXHIBIT 10.13

                        FIREARMS TRAINING SYSTEMS, INC.
                               STOCK OPTION PLAN


                                I.  INTRODUCTION

1.1   Purposes.  The purposes of the Firearms Training Systems, Inc. Stock
      --------
Option Plan (the "Plan") of Firearms Training Systems, Inc. (the "Company") are
(i) to align the interests of the Company's stockholders and the recipients of options under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining officers, other key employees, consultants, independent contractors, agents and well-qualified persons who are not officers or employees of the Company ("Non-Employee Directors") for service as directors of the Company and (iii) to motivate such persons to act in the long-term best interests of the Company's stockholders.

1.2    Administration.  This Plan shall be administered by a committee (the
       --------------
"Committee") designated by the Board of Directors of the Company (the "Board") consisting of two or more members of the Board.

     The Committee shall, subject to the terms of this Plan, select eligible officers, other key employees, consultants, independent contractors, agents and Non-Employee Directors for participation in this Plan and shall determine the number of shares of Common Stock subject to each option granted hereunder, the exercise price of such option, the time and conditions of exercise of such option and all other terms and conditions of such option, including, without limitation, the form of the option agreement. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an option, conditions with respect to the grant, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be final, binding and conclusive. Notwithstanding the foregoing, in the case of the grant of an option to a Non-Employee Director who is a member of the Committee, the terms and conditions of such option shall be subject to approval by the Board. Each option shall be evidenced by a written agreement (an "Agreement") between the Company and the optionee setting forth the terms and conditions of such option.

     A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by a majority of the members of the Committee without a meeting.

1.3   Eligibility.  Participants in this Plan shall consist of such officers,
      -----------
other key employees, consultants, independent contractors, agents and Non-Employee Directors of the Company, its subsidiaries from time to time and any other entity designated by the Board or the Committee (individually a "Subsidiary" and collectively the "Subsidiaries") as the Committee in its sole discretion may select from time to time. For purposes of this Plan, references to employment shall also mean an agency or independent contractor relationship and references to employment by the Company shall also mean employment by a Subsidiary. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.

1.4   Shares Available.  Subject to adjustment as provided in Section 3.7,
      ----------------
1,500,000 shares of the Class A Common Stock, $0.00001 par value, of the Company ("Common Stock"), shall be available for grants of options under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options. To the extent that shares of Common Stock subject to an outstanding option are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such option or by reason of the delivery or withholding of shares of Common Stock to pay all or a portion of the exercise price of such option, or to satisfy all or a portion of the tax withholding obligations relating to such option, then such shares of Common Stock shall again be available under this Plan.

                                 II.  STOCK OPTIONS

2.1   Grants of Stock Options.  The Committee may, in its discretion, grant
      -----------------------
options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option shall be a non-qualified stock option.

2.2   Terms of Stock Options.  Options shall be subject to the following terms
      ----------------------
and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

          (a)  Number of Shares and Purchase Price.  The number of shares of
               -----------------------------------
Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee.

          (b)  Option Period and Exercisability.  The period during which an
               --------------------------------
option may be exercised shall be determined by the Committee. The Committee may, in its discretion, establish performance measures or other criteria which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

          (c)  Method of Exercise.  An option may be exercised (i) by giving
               ------------------
written notice to the Company, the form of which is set forth on Exhibit A,
                                                                 ---------
specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to the delivery of such shares or which the optionee purchased on the open market and in each case for which the optionee has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A), (B) and
(C), in each case to the extent set forth in the Agreement relating to the option and (ii) by executing such documents as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(D). Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor has been paid (or arrangement made for such payment to the Company's satisfaction). For purposes of the Plan, "Fair Market Value" of Common Stock shall be determined by the Committee in a manner similar to the determination of "Current Market Value" of Common Stock, as described in Section 3.7(d)(ii) hereof.

2.3  Termination of Employment.  Unless otherwise specified in the Agreement
     -------------------------
relating to an option, if an optionee's employment with the Company or directorship with the Company terminates for any reason, each option held by such optionee shall be exercisable only to the extent that such option is exercisable on the effective date of such optionee's termination of employment or directorship, as the case may be, and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earliest to occur of (i) the date which is set forth in the Agreement relating to such option after the effective date of such optionee's termination of employment or directorship, as the case may be, and (ii) the expiration date of the term of such option; provided that, in the case of an optionee who is an employee of the Company, if such optionee's employment is terminated for Cause, all options held by such optionee shall terminate automatically on the effective date of such optionee's termination of employment. For purposes of this Plan, "Cause" shall mean an optionee's willful and continued failure to substantially perform the optionee's duties with the Company (other than a failure resulting from the optionee's Disability (as defined below)), or the direct or indirect engaging in any activity which is contrary, inimical or harmful to the interests of the Company or any Subsidiary, monetarily or otherwise, as determined by a majority of the members of the Board, including (I) conduct that, in the reasonable judgment of the Company, fails to conform with any material standard of conduct applicable to the Company's executives, including gross violations of material Company policies,
(II) any act of dishonesty, (III) commission of a felony, (IV) a significant violation of any statutory or common law duty of loyalty to the Company, or (V) the disclosure or misuse of any confidential or competitively sensitive information or trade secrets of the Company or a Subsidiary or affiliate. For purposes of this Plan, "Disability" shall mean an illness or injury which has continued for a period of at least 6 months and is expected to continue indefinitely, and which, in the opinion of the Committee based on evidence satisfactory to the Committee (which evidence may include the advice of a physician satisfactory to the Committee), prevents an optionee from substantially performing the optionee's duties pertaining to his or her employment or engagement with the Company and prevents the optionee from engaging in any other substantial gainful activity of a type suitable for an individual of like age who is in good health based on the optionee's level of education, training and experience. For purposes of this Plan, references to employment shall also mean an agency or independent contractor relationship with the Company, or membership on the Board.


                                 III.  GENERAL

3.1  Effective Date and Term of Plan.  This Plan shall be submitted to the
     -------------------------------
stockholders of the Company for approval and, if so approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the any duly called meeting of stockholders or obtained by the unanimous written consent of the Company's stockholders (all as determined in accordance with applicable law), shall become effective on the date of such approval. No option may be exercised prior to the date of such stockholder approval. This Plan shall terminate when shares of Common Stock are no longer available for the grant of options, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any option granted prior to termination.

3.2  Amendments. The Board may amend this Plan as it shall deem advisable,
     ----------
subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Rule 16b-3 under the Exchange Act and Sections 162(m) and 280G of the Code; provided, however, that no amendment shall be made without stockholder approval if such amendment would increase the maximum number of shares of Common Stock available under this Plan (subject to Section 3.7). No amendment may impair the rights of a holder of an outstanding option without the consent of such holder.

3.3  Agreement.  No option shall be valid until an Agreement is executed by the
     ---------
Company and the optionee and, upon execution by the Company and the optionee and delivery of the Agreement to the Company, such option shall be effective as of the effective date set forth in the Agreement.

3.4  Non-Transferability.  No option hereunder shall be transferable other than
     -------------------
(i) by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or (ii) as otherwise permitted under Rule 16b-3 under the Exchange Act as set forth in the Agreement relating to such option. Except to the extent permitted by the foregoing sentence, each option may be exercised during the optionee's lifetime only by the optionee or the optionee's legal representative or similar person. Except as permitted by the second preceding sentence, no option hereunder shall be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option hereunder, such option and all rights thereunder shall immediately become null and void.

3.5  Tax Withholding.  The Company shall have the right to require, prior to the
     ---------------
issuance or delivery of any shares of Common Stock, payment by the optionee of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with an option hereunder. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with the option (the "Tax Date") in the amount necessary to satisfy any such obligation or (ii) the optionee may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to the delivery of such shares or which the optionee purchased on the open market and in each case for which the optionee has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having an aggregate Fair Market Value determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (D) a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A),
(B), (C) and (D), in each case to the extent set forth in the Agreement relating to the option; provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E). Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the optionee.

3.6  Restrictions on Shares.  Each option hereunder shall be subject to the
     ----------------------
requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any option hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

3.7  Anti-Dilution; Other Adjustment.
     -------------------------------

          (a) In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options without an increase in the aggregate purchase price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an option under this Plan, the Company shall pay the optionee, in connection with the first exercise of the option in whole or in part occurring after such adjustment, an amount in cash determined by multiplying (A) the fraction of such security (rounded to the nearest hundredth) by (B) the excess, if any, of (x) the Fair Market Value on the exercise date over (y) the exercise price of the option.

          (b) If the Company at any time after the Option Date shall issue any shares of Stock at a price less than the Current Market Price per share of Stock or any Convertible Securities (as defined below) (excluding any such issuance for which the number of shares purchasable hereunder shall have been adjusted pursuant to subsection (a) of this Section), which are exercisable, convertible or exchangeable for shares of Stock at an exercise, conversion or exchange price less than the Current Market Price per share of Stock, the number of shares purchasable hereunder at such issuance shall be determined by multiplying the number of shares purchasable hereunder immediately prior to such issuance by a fraction, (i) the denominator of which shall be the number of shares of Fully Diluted Stock (as defined below) immediately prior to such issuance plus the number of shares that the aggregate consideration for the total number of such additional shares of Stock (including the issue price of any such Convertible Securities) would purchase at the Current Market Price per share of Stock and
(ii) the numerator of which shall be
the number of shares of Fully Diluted Stock immediately after such issuance. Shares of Stock owned by or held for the account of the Company or any subsidiary on such date shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall become effective immediately after such issuance. Such adjustment shall be made successively whenever any such event shall occur; provided that no adjustment shall be made for the issuance of additional shares of Stock upon the exercise, conversion or exchange of any Convertible Securities if an adjustment has previously been made upon the issuance of such Convertible Securities.

          Notwithstanding the foregoing, no adjustment shall be made hereunder as a result of the issuance of any Stock, Convertible Securities or Stock issuable upon exercise, conversion or exchange of Convertible Securities in connection with warrants issued pursuant to the Securities Purchase Agreement, the Junior Preferred Stock, options issued under this Plan, issuance of Stock to directors, officers or employees in connection with their service or employment or pursuant to any rights to receive shares of Stock pursuant to Section 1(c) of the Recapitalization and Stock Purchase Agreement dated as of June 5, 1996 among Firearms Training Systems International N.V. (now THIN International N.V.), the Company and Centre Capital Investors II, L.P. and certain related entities (the "Recapitalization Agreement").

          (c) If the Company at any time after the Option Date shall fix a record date for the making of a distribution to all holders of its Stock (including any such distribution to be made in connection with a consolidation or merger in which the Company is to be the continuing corporation) of evidences of its indebtedness, cash or other assets (excluding dividends paid in or distributions of the Company's capital Stock for which the number of shares of Stock purchasable hereunder shall have been adjusted pursuant to subsection (a) of this Section or regular cash dividends payable out of earnings or surplus and made in the ordinary course of business) the number of shares of Stock purchasable hereunder after such record date shall be determined by multiplying the number of shares of Stock purchasable hereunder immediately prior to such record date by a fraction, of which the denominator shall be the Current Market Price per share of Stock on such record date, less the fair market value (as determined in the reasonable judgment of the Board) of the portion of the evidences of its indebtedness, cash or other assets so to be distributed to a holder of one share of Stock, and the numerator shall be such Current Market Price per share of Stock. Such adjustment shall become effective immediately after such record date. Such adjustment shall be made whenever such a record date is fixed; and in the event that such distribution is not so made, the number of shares of Stock purchasable hereunder shall again be adjusted to be the number that was in effect immediately prior to such record date.

          (d) For purposes of this Section,

          (i) "Convertible Securities" means rights to subscribe for, or any rights or options to purchase, shares of Stock, or any Stock or other securities convertible into or exchangeable for shares of Stock (other than the Junior Preferred Stock, as defined in the Securities Purchase Agreement dated as of July 31, 1996 between the Company and NationsBridge, L.L.C. (the "Securities Purchase Agreement")).

          (ii) the "Current Market Value" per share of Stock on any record date shall be the average of the current market value, determined as set forth below.

          (A) If the Stock is traded on a national securities exchange, the current market value of the Stock shall be the average of the closing prices on the exchange where the Stock is primarily traded for the 10 trading days preceding the date of determination; or

          (B) If the Common Stock is not so traded but is traded on the current market value of the Stock shall be the average of the reported closing prices per share of Stock on the Nasdaq National Market for the 10 trading days preceding the date of determination; or

          (C) If the Common Stock is not so traded, the current market value per share of Stock shall be such value per share of Stock as determined by the Company.

          (iii) "Fully Diluted Stock" means, at any time, the then outstanding Stock plus (without duplication) all shares of Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, (A) upon the exercise, conversion or exchange of all then-outstanding rights, warrants, options, convertible securities or exchangeable securities or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, Stock or securities exercisable for or convertible or exchangeable into Stock (excluding warrants issued pursuant to the Securities Purchase Agreement, the Junior Preferred Stock, issuance of Common Stock to directors, officers or employees in connection with their services or employment, and options issued under this Plan) or (B) pursuant to any agreement with respect to any of the foregoing (excluding any rights to receive shares of Common Stock pursuant to Section 1(c) of the Recapitalization Agreement).

3.8  Change in Control.
     -----------------

          (a) In the sole discretion of the Committee, the terms of an Agreement may provide that, in the event of the occurrence of a Change in Control as defined in subsection (b) below, some or all of an optionee's outstanding options shall, immediately upon the occurrence of such Change in Control or at such other time specified in the Agreement, become exercisable in part or in full. The terms of such Agreement may provide, in the event of the occurrence of a Change in Control, for the terms and conditions (i) pursuant to which any outstanding option under the Agreement may be surrendered to the Company and cancelled by the Company, including the terms of any consideration to be paid by the Company to the optionee as a result thereof and (ii) in the event of the occurrence of a Change in Control described in paragraph (b)(3) or
(4) below, pursuant to which the number and class of shares shall be substituted for each outstanding share of Common Stock subject to the option under the Agreement.

          (b)  "Change in Control" shall mean:

          (1) the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of

Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 3.8(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 50% or more of the Outstanding Common Stock or 50% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

          (2) individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

          (3) approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly), (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 50% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors or
(iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (4) approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

3.9  No Right of Participation or Employment.  No person shall have any right to
     ---------------------------------------
participate in this Plan. Neither this Plan nor any option granted hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

3.10  Rights as Stockholder.  No person shall have any rights as a stockholder
      ---------------------
of the Company with respect to any shares of Common Stock which are subject to an option hereunder until such person becomes a stockholder of record with respect to such shares of Common Stock.

3.11  Designation of Beneficiary.  If permitted by the Company, an optionee may
      --------------------------
file with the Committee a written designation of one or more persons as such optionee's beneficiary or beneficiaries (both primary and contingent) in the event of the optionee's death. To the extent an outstanding option granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option.

Each beneficiary designation shall become effective only when filed in writing with the Committee during the optionee's lifetime on a form prescribed by the Committee. The spouse of a married optionee domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

If an optionee fails to designate a beneficiary, or if all designated beneficiaries of an optionee predecease the optionee, then each outstanding option hereunder held by such optionee, to the extent exercisable, may be exercised by such optionee's executor, administrator, legal representative or similar person.

3.12  Governing Law.  This Plan, each option hereunder and the related
      -------------
Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.


                                 FIREARMS TRAINING SYSTEMS, INC.



                                 By: /s/ Scott Perekslis
                                    -----------------------------
                                    Name: Scott Perekslis
                                    Title: Vice President